UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2007 (June 14, 2007)
Blackboard Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50784	52-2081178

(State or Other Juris-	(Commission	(IRS Employer
diction of Incorporation	File Number)	Identification No.)

1899 L Street, N.W., Washington, D.C.	20036
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (202) 463-4860
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On June 14, 2007, Blackboard Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC, as representative of the underwriters party to the Underwriting Agreement, to issue and sell $150.0 million aggregate principal amount of 3.250% Convertible Senior Notes due 2027 (the “Notes”) in a public offering pursuant to a Registration Statement on Form S-3 (File No. 333-143715) (the “Registration Statement”) and a related prospectus supplement (the “Prospectus Supplement”) filed with the Securities and Exchange Commission. In addition, the Company granted the underwriters an option exercisable for 30 days from the date of the Prospectus Supplement to purchase, at the public offering price less underwriting discounts, up to an additional $15.0 million aggregate principal amount of Notes, solely to cover over-allotments. The Company estimates that the net proceeds from the offering will be approximately $145.1 million, after deducting underwriting discounts and estimated offering expenses. The Notes are to be issued pursuant to an indenture to be entered into between the Company and U.S. Bank National Association, as trustee. The above description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 8.01. Other Events.
     On June 15, 2007, the Company announced the pricing of the Notes. The full text of the press release issued in connection with the announcement is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
     Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Company, has issued an opinion with respect to the Notes and the shares of the Company’s common stock issuable upon conversion thereof pursuant to the Underwriting Agreement and the Registration Statement. A copy of such opinion, including the consent included therein, is attached to this Current Report on Form 8-K as Exhibit 5.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement dated June 14, 2007.

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP.

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (contained in Exhibit 5.1 above).

99.1	Press Release dated June 15, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKBOARD INC.

Date: June 15, 2007	By: /s/ Matthew Small

Name: Matthew Small
Title: Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement dated June 14, 2007.

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP.

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (contained in Exhibit 5.1 above).

99.1	Press Release dated June 15, 2007.